DIVERSICARE
HEALTHCARE SERVICES, INC.

JMP Securities Research Conference
May 13, 2013

Forward-Looking Statements

Forward-looking statements made in this presentation involve a number of risks and uncertainties, but not limited to, our ability to increase census at our renovated facilities, changes in governmental reimbursement, including the impact of the CMS final rule that has resulted in a reduction in Medicare reimbursement as of October 2011 and our ability to mitigate the impact of the reduction, government regulation, the impact of the federal health care reform or any future health care reform, any increases in the cost of borrowing under our credit agreements, our ability to comply with covenants contained in those credit agreements, the outcome of professional liability lawsuits and claims, our ability to control ultimate professional liability costs, the accuracy of our estimate of our anticipated professional liability expense, the impact of future licensing surveys, the outcome of proceedings alleging violations of laws and regulations governing quality of care or violations of other laws and regulations applicable to our business, costs and impacts associated with the implementation of our electronic medical records plan, the costs of investing in our business initiatives and development, our ability to control costs, changes to our valuation of deferred tax assets, changes in occupancy rates in our facilities, changing economic and competitive conditions, changes in anticipated revenue and cost growth, changes in the anticipated results of operations, the effect of changes in accounting policies well as other risk factors detailed in the Company's Securities and Exchange Commission filings. The Company has provided additional information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, as well as in other filings with the Securities and Exchange Commission, which readers are encouraged to review for further disclosure of other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Kelly Gill



- President and Chief Executive Officer
- Joined DVCR in 2010
- 20+ Years in LTC
- Sr. VP, Sub Acute Care – Beverly Enterprises (Division Executive – 168 Facilities)
- Exec. VP Ancillary Services Division – Skilled Healthcare (Hallmark Rehabilitation Services; Hospice Care Division)
- Healthcare Entrepreneurial Endeavors

DVCR DIVERSICARE

Who Is Diversicare?

- Pure play skilled nursing facility operator

- Formerly known as Advocat Inc.
  - Parent company name changed to conform to operating company naming and branding in Q1 2013
  - Ticker changed with Nasdaq from AVCA to DVCR

- Redefined on our mission and core values

  - *Our Mission* – Improve Every Life We Touch, Provide Exceptional Healthcare, and Exceed Expectations

  - *Core Values*
    - Integrity, Excellence, Compassion, Teamwork, Stewardship

Portfolio Footprint

53 facilities with 5,982 beds in nine states

2012 revenue of $308 million

Alabama – 6 centers
Arkansas – 11 centers
Florida – 1 centers
Kansas – 5 centers
Kentucky – 8 centers
Ohio – 1 center
West Virginia – 3 centers
Tennessee – 5 centers
Texas – 13 centers



Ohio
WV
Kansas
Kentucky
Tennessee
Arkansas
Alabama
Texas
Florida

DVCR DIVERSICARE

Areas of Strategic Focus



Operational Improvement
Facility Renovations
Operating Platform Development
Portfolio Growth

Investments made in internal improvements and scalability position Diversicare for external growth

Operational Improvements Yield Enhanced Facility-Level Margins

- Skilled Mix Improvement
- Acuity Based Rate Improvements
- Facility Level Operating Leverage Improvement

DVCR DIVERSICARE

Focus on Higher Acuity and Patient Mix

Programs to Improve…

Skilled Care Development Initiatives

- 24 hour RN coverage
- Subacute clinical care capability
- Specialized clinical care
- Capabilities to enhance marketing advantage
- **Clinical programs drive higher acuity and favorable reimbursement**

Marketing Infrastructure Development

- Facility-based sales representatives
- **Business development**
  - **Managed care**
  - **Physician relationships**
- Clinical program development
  - Customized for physician needs

Goal: #1 referral destination in each market for high-acuity post-acute care

Results: Improved Patient Mix

Medicare average daily census



640
600
560
520
480
440
400
532
579
578
539
540
537
551
2010
2011
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

Managed care average daily census



140
120
100
80
60
40
58
82
89
98
92
105
135
2010
2011
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13



17.0%
16.2%
15.4%
14.6%
13.8%
13.0%
13.8%
16.6%
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

280bps increase in overall skilled mix from Q3 '10 to Q1 '13

DVCR DIVERSICARE

Results: Favorable Rate Trends

- Medicare rate growth driven by acuity
- 10.1% increase from Q3 '10 to Q1 '13

Medicare rate per day



$480
$460
$440
$420
$400
$380
$360
389.63
428.79
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

- Medicaid rates driven by acuity
- 8.9% increase from Q3 '10 to Q1 '13

Medicaid rate per day



$165
$163
$161
$159
$157
$155
$153
$151
$149
$147
$145
148.18
161.32
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13

DVCR DIVERSICARE

Results: Improved Facility-Level Profitability

($ amounts in 000's)

	Quarter ending		Quarterly		Annualized
	Q3 2010	Q1 2013	Improvement ($'s		Improvement
Net revenue	$ 71,811	$ 79,337	$ 7,526	10.5%	**$ 30,104**
Operating expenses	57,600	62,151			
Center level margin	14,211	17,186	2,975	20.9%	**11,900**
Margin percentage	**19.8%**	**21.7%**	**40%**		

Incremental revenue has yielded a center level contribution margin of 40%

DVCR DIVERSICARE

Facility Renovation Program

- Supports Operational Improvements
- Enhances Marketing Capability
- Attractive Return On Investment
- Demonstrates Ability to Drive Improvement in Acquired Assets

DVCR DIVERSICARE

Facility Renovations Initiative

- $25.8 million invested to date
- Projects completed at 17 Facilities
- 2 Facilities in Progress
- Others in development



Average occupancy improvement: 385 bps

Combined Medicare utilization improvement: 138 bps

Operating Platform Development Positions Company for Future Growth

- Added needed functionality
- Expanded operating capacity
- Created future operating leverage

DVCR DIVERSICARE

Expanded Operating Infrastructure

- Investments in:
  - Information technology and support
  - Business analytics and Marketing
  - Risk Management, Therapy and Regional support
  - Business development
- Spending will remain relatively constant – will support a larger number of facilities
- Platform investments have been funded by improvements in facility operating income

Portfolio Growth Is Now Primary Focus

- Target 5-10 New Facilities per Year (3 in 2012, 5 YTD in 2013)
- Active Pipeline and Buyer-Friendly Market
- Expanded Operating Infrastructure = Scalability
- Flexibility on Structure = Several Sources of Financial Capacity

Flexibility on Acquisition Structure Broadens Pipeline

Fee-Simple Acquisition
- Full ownership of assets
- Participate in value appreciation

Assumption of Leases
- Capital-light transaction
- Leverage turnaround capabilities

REIT-Financed Acquisition
- Leverage strong REIT relationships
- Add immediate profitability

2012 Portfolio Expansion

Rose Terrace West Virginia

- 90-bed de novo development
- Opened February 2012
- Reached break-even in 4Q12

Arbor Place Kentucky

- 88-bed facility leased in April 2012
- Re-opened May 2012
- Expected to reach breakeven during 2013

Highlands Kentucky

- 154-bed facility leased in September 2012
- Positive earnings contributor in 4Q12
- Introduced new REIT relationship (Aviv REIT)


ROSE
TERRACE


Highlands Nursing & Rehabilitation Center
Main Entrance

DVCR DIVERSICARE

2013 Acquisition of Kansas Portfolio

- Five facilities adding ~$24 million of annual revenue
- Represents a new operating region and the opportunity to expand our footprint
- Favorable business climate
- Location allows for leverage of existing operations team with opportunity to expand
- Opportunity to improve earnings in Kansas facilities
- Acquisition is expected to be accretive to EBITDA

Deepen and Expand Existing Footprint

- Acquisitions in existing states leverage our infrastructure
- Acquisitions in new states add growth channels and improve risk profile
- Interest in growing SNF and ALF Services



Kansas
Ohio
WV
Kentucky
Tennessee
Arkansas
Alabama
Texas
Florida

DVCR DIVERSICARE

Financial and Operating Trends

- Financial Results Demonstrate Operating Leverage
- Focused on G&A Streamlining in Response to Medicare Cuts
- Portfolio Expansion Activity Accelerated

Financial Results Illustrate Operating Leverage


$80,000
$78,000
$76,000
$74,000
$72,000
$70,000
$68,000
29.0%
27.0%
25.0%
23.0%
21.0%
19.0%
17.0%
15.0%
Q3 '10
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Revenue
Operating Margin

DVCR DIVERSICARE

Accelerated G&A Reduction

- Investments Necessitated Offsetting Savings
  - Review and execution of G&A reduction efforts completed Q1 ‘12
  - One-time expenses incurred in 2011 and early 2012
  - Current year G&A growth related to acquisition activity



$80,000
$79,000
$78,000
$77,000
$76,000
$75,000
$74,000
$73,000
$72,000
$71,000
$70,000
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Revenue
G&A as a % of Revenue

DVCR DIVERSICARE

Financial and Operating Trends

	Q1 2012	Q2 2012	Q3 2012	Q4 2012	Q1 2013
Average Daily Census	4,028	4,048	4,081	4,186	4,145
Total Average Daily Census – Medicare & Managed Care	667	637	632	642	686
Occupancy (available beds)	83.0%	83.4%	84.5%	82.9%	81.8%
Revenue	$75.8 million	$75.8 million	$77.3 million	$79.1 million	$79.3 million
Medicare Rate Per Day	$417.26	$414.85	$416.42	$423.37	$428.79
Medicaid Rate Per Day	$155.48	$157.90	$158.66	$159.50	$161.32
Adjusted EBITDA	$1.4 million	$2.8 million	$2.8 million	$0.9 million	$0.7 million
Adjusted EBITDAR	$7.2 million	$8.7 million	$8.7 million	$7.2 million	$7.0 million
Provision for Doubtful Accounts as a % of Revenue	1.1%	1.1%	0.9%	1.5%	1.1%
Days Sales Outstanding	37 days	35 days	36 days	37 days	38 days

Note: Q1 2012 and Q2 2012 restated to reflect sale of Newport facility. Q4 2012 and Q1 2013 DSO calculation excludes CHOW receivables for recently acquired facilities awaiting final certifications.

Forward Strategy

- Continue Portfolio Expansion Activity
- Leverage Our Infrastructure
- Improve Risk Profile

Investment Highlights

- Commitment to Exceptional Performance
- Strong Cash Flow
- Attractive Dividend Stream – Current Yield ~4%
- Compelling Demographic Trends
- Strategic Plan for Accelerating Growth

DVCR DIVERSICARE

Appendix A: Reconciliation of Net Income to Adjusted EBITDA and Adjusted EBITDAR

	Q1 2012 (unaudited)	Q2 2012 (unaudited)	Q3 2012 (unaudited)	Q4 2012 (unaudited)	Q1 2013 (unaudited)
Net Income (loss)	$ (1,376)	$ (433)	$ 20	$ (1,131)	$ (947)
Loss (income) from discontinued operations	93	(8)	(262)	(120)	12
Income tax benefit	(728)	(170)	(368)	(481)	(1,087)
Interest expense	700	704	705	712	687
Depreciation and amortization	1,763	1,770	1,776	1,735	1,762
EBITDA	**452**	**1,863**	**1,871**	**715**	**427**
EBITDA adjustments:					
Separation and related costs (a)	484	102	57	15	-
Acquisition related costs	50	178	272	36	117
New facility start up losses (b)	376	648	606	150	180
Adjusted EBITDA	**1,362**	**2,791**	**2,806**	**916**	**724**
Add back: lease expense	5,822	5,941	5,931	6,236	6,253
Adjusted EBITDAR	**$ 7,184**	**$ 8,732**	**$ 8,737**	**$ 7,152**	**$ 6,977**

(a) Represents the separation and related costs of Diversicare Healthcare Services, Inc.
(b) Represents the negative EBITDA associated with the new facility and venture start-ups of Diversicare Healthcare Services, Inc. related primarily to the start-up of our Rose Terrace nursing center in West Virginia, our two new nursing centers in Kentucky and DVCR's pharmacy joint venture partnership.

DVCR DIVERSICARE